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                                   FORM 8 - K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                October 17, 2003
                Date of Report (Date of earliest event reported)


                          PEOPLES FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Mississippi                     0-30050                64-0709834
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


                               152 Lameuse Street
                                Biloxi, MS 39530
          (Address, including zip code, of principal executive office)


                                 (228) 435-5511
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On October 16, 2003, Peoples Financial Corporation issued a statement to the media in response to their inquiries about a lawsuit filed against The Peoples Bank.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits.

                           99. Statement issued by Peoples Financial Corporation dated October 16, 2003


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2003

                                    PEOPLES FINANCIAL CORPORATION


                                    By:          /s/ Chevis C. Swetman
                                            ------------------------------------
                                            Chevis C. Swetman
                                            Chairman, President and CEO